UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2017

REGIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439
(Address of principal executive offices and zip code)

(952) 947-7777
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Regis Corporation

Current Report on Form 8-K

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 1, 2017, Regis Corporation (the "Company") sold substantially all of its mall-based salon business in North America, representing 858 salons, and entered into an agreement to sell substantially all of its International segment, representing approximately 250 salons, to The Beautiful Group, an affiliate of Regent, a private equity firm based in Los Angeles, California (“Regent”), who will operate these locations as the Company’s largest franchisee.

North America Transaction

On October 1, 2017, Regis Corp. and Regis, Inc. (together, the "U.S. Sellers") entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with The Beautiful Group Management, LLC (the "U.S. Buyer”), pursuant to which the U.S. Sellers sold to the U.S. Buyer substantially all of the assets relating to the U.S. mall-based salon locations. Contemporaneously thereto, Regis Holdings (Canada), Ltd., a subsidiary of the Company organized under the laws of Nova Scotia (“Regis Canada”), and The Beautiful Group Salons (Canada) Ltd., a British Columbia limited company (the “Canadian Buyer,” and together with the U.S. Buyer, the “Buyers”) entered into a substantially similar Asset Purchase Agreement with respect to the mall-based salons in Canada (the “Canadian APA,” and together with the Asset Purchase Agreement, the “APAs.”) Pursuant to the APAs, the Company sold the assets in respect of 858 salons in North America that principally operate under the Regis Salons and MasterCuts brands (the “North American Salons”), including the intellectual property for the MasterCuts brand and other ancillary brands. In consideration for the purchase of the assets of the North American Salons pursuant to the APAs, the Buyers assumed specified liabilities of the Company with respect to the operation of the North American Salons, including lease liabilities in respect of the North American Salons, will pay the U.S. Sellers for the value of certain inventory of the North American Salons, and affiliates of the Buyers and the Company entered into the Master Franchise Agreements and certain other ancillary agreements, as described below (the transactions contemplated by the Asset Purchase Agreement and such ancillary agreements, the "North America Transaction"). The consideration payable to the Company for the value of such inventory and other agreed-upon working capital adjustments as of the closing date of October 1, 2017 will be determined by the parties and paid by Buyers in 12 equal monthly installments, in each case, pursuant to the terms of the APAs.

The Asset Purchase Agreement is attached hereto as Exhibit 2.1.

International Transaction

Also on October 1, 2017, Haircare Limited and Regis UK Limited, both subsidiaries of the Company and each a private limited company incorporated under the laws of England and Wales (together, the "UK Sellers"), entered into a Share Purchase Agreement (the "SPA") with International Beauty Limited, an affiliate of Regent incorporated under the laws of England and Wales (the “UK Buyer”). Pursuant to the SPA and related documents (the transactions contemplated thereby, the "International Transaction"), the UK Sellers agreed to sell all of the issued share capital of Regis UK Limited to the UK Buyer, and, upon the closing of the transactions contemplated thereby, the UK Buyer will own and operate, as a franchisee of the Company, the approximately 250 Regis (Premium) Salons and Supercuts salons in the UK that are currently company-owned (the “UK Salons”). The SPA is attached hereto as Exhibit 2.2.

The SPA contains customary representations, warranties and covenants in respect of each of UK Sellers and UK Buyer. Further, the completion of the transactions contemplated thereby are subject to various conditions, including, among others: (i) compliance with certain regulatory requirements, (ii) the completion of an internal transfer of certain assets of Regis UK Limited; and (iii) subject to certain materiality exceptions, the accuracy of the representations and warranties made by each of UK Sellers and UK Buyer.

The International Transaction is expected to close in late October 2017.

The Asset Purchase Agreement and the SPA have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about the Company or the parties to those agreements. The representations, warranties and covenants contained in the agreements were made only for purposes of the transactions contemplated thereby as of the specific dates therein, were solely for the benefit of the parties to the agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under these agreements and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Company issued a press release regarding these matters on October 2, 2017, which is attached hereto as Exhibit 99.

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information set forth in Item 1.01 of the Form 8-K with respect to the North America Transaction is incorporated in this Item 2.01 of the Form 8-K by reference as if set forth in full herein. The Company completed the North America Transaction on October 1, 2017.

ITEM 8.01    OTHER EVENTS.

North America Transaction

In connection with the APAs discussed above, the parties also entered into certain ancillary agreements. The Buyers will operate the North American Salons as a franchisee pursuant to Master Franchise Agreements also entered into on October 1, 2017 between the Buyers and The Barbers, Hairstyling for Men and Women, Inc., a subsidiary of the Company, in the United States and Regis Canada and the Canadian Buyer in Canada (the “MFAs”). The MFAs have an initial term of ten years, with automatic one-year extensions unless notice of termination is given, as well as provisions for early termination upon breach. Under the MFAs, Buyers will pay a monthly franchise fee equal to an increasing percentage of gross revenues, starting in six months. The Buyers may open additional locations under the MFAs, subject to provisions to prevent competition with the Company’s value salon business. The Buyers may also close up to a certain number of salons but may not close any salon where doing so would subject the Company and its affiliates to lease liabilities for that salon. Upon a material breach of the MFAs, the Sellers have certain rights against the Buyers, including the right to retake certain salon locations and retain the profits from those locations as well as the right to enforce a Guarantee from an affiliate of Regent securing specified obligations of the Buyers, including payments under the MFAs and the master subleases and the operating agreements for the North American Salons, until December 31, 2019.

The Buyers have subleased a number of the North American Salons from the Company and its affiliates under master subleases and will operate as the manager of certain leases pursuant to Management and Operating Agreements until certain other leases may be transferred in accordance with the terms thereof. The parties have agreed that upon the expiration or non-renewal of each lease, the Buyers are solely responsible for securing a new lease for that location, and the Company and its affiliates will have no further liability for that location.

In addition, the Company and its affiliates agreed to provide certain services to the Buyers during a transition period under a transition services agreement. A defined problem resolution and dispute resolution process are applicable to both the franchise services and the transition services provided by the Company and its affiliates, and are intended to diminish the risk of default.

International Transaction

In connection with the SPA discussed above, the parties also entered into certain ancillary agreements, including franchise agreements with respect to those UK salons operated as Regis (Premium) Salons and Supercuts UK locations.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information.

The following unaudited pro forma consolidated balance sheet gives effect to the North America Transaction as of June 30, 2017, our latest balance sheet provided in our public filings.

The following unaudited pro forma consolidated statements of operations for years ended June 30, 2017, 2016, and 2015 have been prepared to present our results of operations as if the North America Transaction had occurred on July 1, 2014. Almost all revenues and expenses are directly tied to the disposed salons and corporate expense allocations are not significant. It does not reflect the International Transaction, as this has not yet closed.

The pro forma adjustments are based on factually supportable available information which are directly attributable to the North America Transaction. Management has also made certain assumptions that we believe are reasonable.

This unaudited pro forma financial information does not purport to be indicative of the financial position or results of operations of the Company as of such date or for such periods, nor are they necessarily indicative of future results. In the opinion of management, all necessary adjustments to the unaudited pro forma financial information have been made. The unaudited pro forma financial information should be read in conjunction with historical consolidated financial statements of the Company, including the notes thereto, in the Company’s Form 10-K for the year ended June 30, 2017.

The impairment charge analysis related to the assets being disposed in connection with the North America Transaction and International Transaction will be recorded in the quarter ended September 30, 2017.

Item 9.01 Financial Statements and Exhibits (Continued)

REGIS CORPORATION
PRO FORMA CONSOLIDATED BALANCE SHEET
(Dollars in thousands, except per share data)
(Unaudited)

	June 30, 2017
	Historical Financial Statement	Disposition of North America Salons(1)	Pro Forma Financial Statement
		(Unaudited)	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$172,396	$(349)	$172,047
Receivables, net	23,475	—	23,475
Inventories	122,104	(14,507)	107,597
Other current assets	52,172	—	52,172
Total current assets	370,147	(14,856)	355,291
Property and equipment, net	146,994	(13,978)	133,016
Goodwill(2)	416,987	—	416,987
Other intangibles, net	13,634	(606)	13,028
Other assets	63,726	(48)	63,678
Total assets	$1,011,488	$(29,488)	$982,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$56,049	$—	56,049
Accrued expenses	122,013	(1,743)	120,270
Total current liabilities	178,062	(1,743)	176,319
Long-term debt	120,599	—	120,599
Other noncurrent liabilities	204,606	(4,072)	200,534
Total liabilities	503,267	(5,815)	497,452
Commitments and contingencies
Shareholders' equity:
Common stock, $0.05 par value; issued and outstanding, 46,400,367 common shares at June 30, 2017	2,320	—	2,320
Additional paid-in capital	214,109	—	214,109
Accumulated other comprehensive income	3,336	—	3,336
Retained earnings(3)	288,456	(23,673)	264,783
Total shareholders' equity	508,221	(23,673)	484,548
Total liabilities and shareholders' equity	$1,011,488	$(29,488)	$982,000

Item 9.01 Financial Statements and Exhibits (Continued)

REGIS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Twelve Months Ended June 30, 2017
	Historical Financial Statement	Disposition of North America Salons(1)	Pro Forma Financial Statement
		(Unaudited)	(Unaudited)
Revenues:
Service	$1,307,732	$(260,364)	$1,047,368
Product	335,865	(53,709)	282,156
Royalties and fees(4)	48,291	—	48,291
	1,691,888	(314,073)	1,377,815
Operating expenses:
Cost of service	838,192	(177,130)	661,062
Cost of product	166,344	(26,811)	139,533
Site operating expenses	168,439	(32,058)	136,381
General and administrative	174,502	(10,903)	163,599
Rent	279,288	(71,121)	208,167
Depreciation and amortization	66,327	(11,007)	55,320
Total operating expenses	1,693,092	(329,030)	1,364,062
Operating (loss) income	(1,204)	(14,957)	13,753
Other (expense) income:
Interest expense	(8,703)	—	(8,703)
Interest income and other, net	3,072	—	3,072
(Loss) income from continuing operations before income taxes and equity in loss of affiliated companies	(6,835)	(14,957)	8,122
Income taxes(5)	(9,224)	—	(9,224)
Equity in loss of affiliated companies, net of income taxes	(81)	—	(81)
Loss from continuing operations	(16,140)	(14,957)	(1,183)
Loss from discontinued operations, net of income taxes	—	—	—
Net loss	$(16,140)	$(14,957)	$(1,183)
Net loss per share:
Basic and diluted:
Loss from continuing operations	$(0.35)	$(0.32)	$(0.03)
Loss from discontinued operations	—	—	—
Net loss per share, basic and diluted	$(0.35)	$(0.32)	$(0.03)
Weighted average common and common equivalent shares outstanding:
Basic and diluted	46,359	46,359	46,359

Item 9.01 Financial Statements and Exhibits (Continued)

REGIS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Twelve Months Ended June 30, 2016
	Historical Financial Statement	Disposition of North America Salons(1)	Pro Forma Financial Statement
		(Unaudited)	(Unaudited)
Revenues:
Service	$1,383,663	$(300,686)	$1,082,977
Product	359,683	(64,856)	294,827
Royalties and fees(4)	47,523	—	47,523
	1,790,869	(365,542)	1,425,327
Operating expenses:
Cost of service	868,188	(201,172)	667,016
Cost of product	179,341	(32,211)	147,130
Site operating expenses	182,952	(37,601)	145,351
General and administrative	178,033	(12,231)	165,802
Rent	297,271	(79,026)	218,245
Depreciation and amortization	67,470	(11,313)	56,157
Total operating expenses	1,773,255	(373,554)	1,399,701
Operating (loss) income	17,614	(8,012)	25,626
Other (expense) income:
Interest expense	(9,317)	—	(9,317)
Interest income and other, net	4,219	—	4,219
(Loss) income from continuing operations before income taxes and equity in loss of affiliated companies	12,516	(8,012)	20,528
Income taxes(5)	(9,049)	—	(9,049)
Equity in loss of affiliated companies, net of income taxes	(14,783)	—	(14,783)
Loss from continuing operations	(11,316)	(8,012)	(3,304)
Loss from discontinued operations, net of income taxes	—	—	—
Net loss	$(11,316)	$(8,012)	$(3,304)
Net loss per share:
Basic and diluted:
Loss from continuing operations	$(0.23)	$(0.17)	$(0.07)
Loss from discontinued operations	—	—	—
Net loss per share, basic and diluted	$(0.23)	$(0.17)	$(0.07)
Weighted average common and common equivalent shares outstanding:
Basic and diluted	48,542	48,542	48,542

Item 9.01 Financial Statements and Exhibits (Continued)

REGIS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Twelve Months Ended June 30, 2015
	Historical Financial Statement	Disposition of North America Salons(1)	Pro Forma Financial Statement
		(Unaudited)	(Unaudited)
Revenues:
Service	$1,429,408	$(328,180)	$1,101,228
Product	363,236	(72,962)	290,274
Royalties and fees(4)	44,643	—	44,643
	1,837,287	(401,142)	1,436,145
Operating expenses:
Cost of service	882,717	(215,503)	667,214
Cost of product	180,558	(36,708)	143,850
Site operating expenses	192,442	(39,497)	152,945
General and administrative	186,051	(12,828)	173,223
Rent	309,125	(83,619)	225,506
Depreciation and amortization	82,863	(17,747)	65,116
Total operating expenses	1,833,756	(405,902)	1,427,854
Operating (loss) income	3,531	(4,760)	8,291
Other (expense) income:
Interest expense	(10,206)	—	(10,206)
Interest income and other, net	1,697	—	1,697
(Loss) income from continuing operations before income taxes and equity in loss of affiliated companies	(4,978)	(4,760)	(218)
Income taxes(5)	(14,605)	—	(14,605)
Equity in loss of affiliated companies, net of income taxes	(13,629)	—	(13,629)
Loss from continuing operations	(33,212)	(4,760)	(28,452)
Loss from discontinued operations, net of income taxes	(630)	—	(630)
Net loss	$(33,842)	$(4,760)	$(29,082)
Net loss per share:
Basic and diluted:
Loss from continuing operations	$(0.60)	$(0.09)	$(0.52)
Loss from discontinued operations	(0.01)	—	(0.01)
Net loss per share, basic and diluted	$(0.62)	$(0.09)	$(0.53)
Weighted average common and common equivalent shares outstanding:
Basic and diluted	54,992	54,992	54,992
_____________________________________________________________

(1)
The pro forma adjustment presented includes the North America Transaction as that closed on October 1, 2017. It does not include the International Transaction which is expected to close in late October.

(2)
No pro forma adjustment was made to goodwill as no goodwill was allocated to the North American transaction due to historical losses on salons being sold, minimal fair value and that all goodwill associated with the Regis Salons in the North America Transaction had been previously impaired.

(3)	The adjustment to retained earnings represents the pro forma loss on disposition. This does not include the consideration payable for inventory and other working capital adjustments.

(4)
No pro forma adjustment was made to estimate royalties that would be received from The Beautiful Group under the franchise agreement as no significant franchise fees are expected in the next 12 months.

(5)	No pro forma adjustment was made for taxes due to the Company's valuation allowance.

(d) Exhibits

EXHIBIT NUMBER

2.1	Asset Purchase Agreement, dated as of October 1, 2017, by and among Regis Corp., Regis, Inc. and The Beautiful Group Management, LLC.*

2.2	Share Purchase Agreement, dated as of October 1, 2017, by and among Haircare Limited, Regis UK Limited and International Beauty Limited.*

99	Regis Corporation News Release dated October 2, 2017.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: October 5, 2017	By:	/s/ Eric Bakken
Name: Eric Bakken, Title: Secretary

EXHIBIT INDEX

EXHIBIT NUMBER

2.1	Asset Purchase Agreement, dated as of October 1, 2017, by and among Regis Corp., Regis, Inc. and The Beautiful Group Management, LLC.*

2.2	Share Purchase Agreement, dated as of October 1, 2017, by and among Haircare Limited, Regis UK Limited and International Beauty Limited.*

99	Regis Corporation News Release dated October 2, 2017.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or exhibit to the SEC upon request.